UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant		☒
Filed by a party other than the registrant		☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to § 240.14a-11(c) of § 240.14a-12

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 24, 2017.

Meeting Information
COMPASS DIVERSIFIED HOLDINGS
Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 24, 2017 Time: 9:00 AM
Location: Executive Offices
301 Riverside Avenue, Second Floor
Westport, CT 06880

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

See the reverse side of this notice to obtain proxy mater

ls - Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow ð	xxxx xxxx xxxx xxxx
(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of the documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank email with the information that is printed
in the box marked by the arrow ð	xxxx xxxx xxxx xxxx
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials available at www.proxyvote.com for any special requirements for meeting attendance and directions.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is
printed in the box marked by the arrow ð	xxxx xxxx xxxx xxxx
(located on the following page) and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommended you vote FOR the following:

1.	To elect as directors all nominees listed (except as marked to the contrary above) to the Board of Directors as Class II directors for a term ending at the 2020 Annual Meeting:
01) James J. Bottiglieri
02) Gordon M. Burns

2.	To approve, on a non-binding and advisory basis, the resolution approving the compensation of our executive officers as disclosed in the Proxy Statement ("Say-on-Pay Vote").

The Board of Directors recommends you vote 1 year on the following proposal:

3.	To recommend, on a non-binding and advisory basis, the frequency of the Say-on-Pay Vote ("Say-on-Frequency Vote").

The Board of Directors recommends you vote FOR the following proposal:
4.	To ratify the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions